Exhibit 10.17

Sales Contract of Shanghai High Definition Technology Industrial Co., Ltd.

Contract #: SH10110802
Supplier: Shanghai High Definition Technology Industrial Co., Ltd. (“HDTI”)	Purchaser: Shandong Zhidali Industrial Co., Ltd. (“Zhidali”)
Company’s Name: HDTI
Tax ID: 310104749292949
Address: 1018 East Sanliqiao Road, Pudong New
District, Shanghai
Tel/Fax: 021-61871158
Bank: China Industrial and Commercial Bank Caohejin Development Zone Branch
Bank Account: 1001266319200087156
Zip code: 200125

Company’s Name: Zhidali
Tax ID: 370481672204284
Address: 1 Zhidali Road, Economy Development
Zone, Tengzhou City, Shandong Province
Tel/Fax: 0632-3957775/0632-3957770
Bank: China Industrial and Commercial Bank Tengzhou City Branch
Bank Account: 1605003109200334240
Zip code: 277500

Unless otherwise agreed, the purchase price shall be made in ￥RMB and the parties shall follow the clauses in this Agreement:
#	Name	Model	Quantity	Unit	Price (include sales tax)
1	Modem Chips	HD2812	5,400	Pieces	￥21.78
Total: RMB ￥117,612

1.	Technology/Quality Standards: shall follow the Technology Agreement, Quality Agreement and Sample Quality Standards agreed to by the parties.
2.	Guaranty: provide the services of repair, exchange and return within one (1) year from the date of sales.
3.	Quality Inspection, Methods and Grace Period: the Purchaser shall conduct the quality inspection within 5 business days upon receipt of the delivery in the way agreed to by the parties; failure to conduct the inspection as above will be deemed as approval of quality upon inspection.
4.	Packing: the products shall be packed in a solid, anti-quake/slip/damp way suitable for long distance delivery.
5.	Delivered Place: the Purchaser shall desire the place for delivery within the territory of China (upon the parties’ agreement) and the costs for delivery and package shall be paid by Supplier.
6.	Delivery Time: within 3 business days upon the receipt of purchase price on Supplier’s bank account, Supplier shall deliver the orders in accordance with the fax order received from the Purchaser.
7.	Fee Settlement: The purchase price shall be paid by a lump sum payment.
8.	Miscellaneous: this Agreement shall be executed upon the following signatures and seals in two copies. The fax shall be deemed as of same effect as this Agreement.

Supplier: HDTI [Corporate Seal- Seal for Contracts Only] 11/08/2010	Purchaser: Zhidali [Corporate Seal- Seal for Contracts Only] 11/09/2010 [signature]